SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 29, 2005

(Date of earliest event reported)

Huffy Corporation

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 866-6251

N/A

(Former name or former address, if changed since last report)

Item 2.02  Results of Operations and Financial Condition.

On April 29, 2005 Huffy Corporation ("Huffy") filed its Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the period ended April 2, 2005 in the United States Bankruptcy Court for the Southern District of Ohio.  A copy of the financial reports is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.

Description

99.1

Financial Reports and Certification of Compliance with United States Trustee Operating Requirements for the period ended April 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUFFY CORPORATION

Date: May 2, 2005	By: /s/ Robert W. Lafferty Robert W. Lafferty Vice President - Chief Financial Officer, Finance and Treasurer